SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                March 14, 2005

ALLIED HOLDNGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-22276	58-0360550

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Clairemont Avenue, Suite 200, Decatur, Georgia	30030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code                (404) 373-4285

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED MARCH 14, 2005

Item 7.01 Other Events and Regulation FD Disclosure.

On March 14, 2005 Allied Holdings, Inc. (the “Company”) issued a press release announcing that the Annual Meeting of Shareholders will be held on May 24, 2005.

A copy of the Company’s press release announcing the date of the Annual Meeting of Shareholders is filed herewith.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release of the Company dated March 14, 2005 regarding the date of the Annual Meeting of Shareholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED HOLDINGS, INC.
Dated: March 14, 2005	By: /s/ Thomas M. Duffy
	Name:	Thomas M. Duffy
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company dated October 29, 2004 regarding the date of Annual Meeting of Shareholders.